================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                Cost Plus, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                Cost Plus, Inc.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

Notes:

                                COST PLUS, INC.
                                501 CLAY STREET
                               OAKLAND, CA 94607

                               ----------------
                                PROXY STATEMENT

                               ----------------

TO THE SHAREHOLDERS OF COST PLUS, INC.:

  NOTICE IS HEREBY GIVEN that the Board of Directors of Cost Plus, Inc., a California corporation (the "Company"), has unanimously approved (i) an increase of 250,000 shares in the number of shares reserved for issuance under the Company's 1995 Stock Option Plan and (ii) certain other amendments to the 1995 Stock Option Plan. In order for such increase to become effective and for the 1995 Stock Option Plan to qualify under Section 162(m) of the Internal Revenue Code of 1986, as amended, the increase and the 1995 Stock Option Plan must be approved by holders of a majority of the Company's Common Stock. The purpose of this Proxy Statement is to solicit such approval by written consent.

                                          By Order of the Board of Directors,

                                          Alan E. Zimtbaum
                                          President, Chief Operating Officer,
                                          Chief Financial Officer and
                                           Secretary

Oakland, California
November 7, 1996


 YOUR CONSENT IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THE ACCOMPANYING WRITTEN CONSENT OF SHAREHOLDERS BY NOVEMBER 29, 1996.

                                PROXY STATEMENT

                                      OF

                                COST PLUS, INC.

                                201 CLAY STREET
                               OAKLAND, CA 94607

                  INFORMATION CONCERNING CONSENT SOLICITATION

  This Proxy Statement and the accompanying Action by Written Consent of the Shareholders (the "Written Consent") are being furnished to the shareholders of Cost Plus, Inc. (the "Company") in connection with the approval by the Company's Board of Directors to increase by 250,000 shares (the "1995 Plan Increase") the number of shares of Common Stock reserved for issuance under the Company's 1995 Stock Option Plan (the "1995 Plan") and to approve the 1995 Plan, as currently amended, in order for it to qualify under Section 162(m) of the Internal Revenue Code of 1986, as amended. The Written Consent is solicited by the Board of Directors of the Company. A shareholder who signs the Written Consent and mails it as directed will be counted as approving the proposed 1995 Plan Increase and the 1995 Plan, as amended, if the Written Consent is received before the close of business on November 29, 1996. If Written Consents representing a majority of the shares outstanding and consenting to the 1995 Plan Increase and the approval of the 1995 Plan are returned before such date, the Written Consent shall become effective on the date such majority approval is obtained.

  Any shareholder giving a Written Consent may revoke such Written Consent by a writing received by the Company prior to the time that Written Consents from holders of a majority of the outstanding Common Stock approving the 1995 Plan Increase and the 1995 Plan have been received by the Company or its agents. Any such written revocation should be addressed to Cost Plus, Inc., Attn:
Corporate Secretary, 201 Clay Street, Oakland, California 94607.

RECORD DATE AND SHARE OWNERSHIP

  These materials are being mailed on or about November 7, 1996 to holders of the Company's Common Stock of record on such date. Only shareholders of record on October 25, 1996 are entitled to a notice of and to consent or withhold consent to the 1995 Plan Increase and the 1995 Plan. On that date, 8,090,883 shares of Common Stock were issued and outstanding and held of record by approximately 33 shareholders.

  The following table sets forth information known to the Company with respect to the beneficial ownership of its Common Stock as of April 4, 1996 (except as otherwise noted) by (i) each person or entity who is known by the Company to own beneficially more than 5% of the Common Stock, (ii) each of the Company's directors, (iii) the Company's Chief Executive Officer and each of the other four most highly compensated executive officers for services rendered in all capacities to the Company during 1995, and (iv) all directors and executive officers as a group.

                                                           SHARES
                                                        BENEFICIALLY
                  NAME AND ADDRESS (1)                    OWNED(2)     PERCENT
                  --------------------                  ------------   -------
   International Nederlanden (U.S.) Capital
    Corporation(3)....................................   2,318,641      28.8%
    135 East 57th Street
    New York, NY 10022
   The Goldman Sachs Group, L.P.(4)...................   2,318,641      28.8
    85 Broad Street
    New York, NY 10004
   Fremont Group, Inc. ...............................          --(5)     --(5)
    50 Fremont Street, Suite 3700
    San Francisco, CA 94105-1895
   Ralph D. Dillon(6).................................     163,229       2.0
   Alan E. Zimtbaum(7)................................      35,740        *
   Patricia A. Belardi(8).............................      12,823        *
   Dennis R. Daugherty(9).............................      35,740        *
   Patricia T. Saucy(10)..............................       9,286        *
   Joseph H. Coulombe.................................         --         *
   Danny W. Gurr......................................         --         *
   Mervin G. Morris...................................         --         *
   Edward A. Mule(11).................................   2,318,641      28.8
   Olivier L. Trouveroy(3)............................   2,318,641      28.8
   Thomas D. Willardson...............................         --         *
   All directors and executive officers as a group (14
   persons)(12).......................................   4,907,718      59.9

--------
  * Less than 1%.

 (1) Except as otherwise indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock.

 (2) Percentage ownership is based on 8,042,878 shares of Common Stock outstanding as of April 4, 1996 plus any shares issuable pursuant to the options held by the person or group in question which was exercised within 60 days of April 4, 1996.

 (3) Shares held of record by International Nederlanden (U.S.) Capital Corporation ("ING") on behalf of ING Equity Partners LP I ("Equity Partners"), the beneficial owner of such shares. Mr. Trouveroy, a director of the Company, is a managing director of Equity Partners. Accordingly, Mr. Trouveroy may be deemed to be a beneficial owner of these shares. Mr. Trouveroy disclaims beneficial ownership of such shares except to the extent of his pecuniary interests therein.

 (4) Shares held by Pearl Street L.P., an affiliate of the Goldman Sachs Group, L.P. ("Pearl Street").

 (5) On April 16, 1996 underwriters for the Company's initial public offering exercised their over-allotment option in full and Fremont Group, Inc. and its affiliate, CP Capital Partners, L.P., sold 420,000 shares in the offering, representing their entire position in the Company's Common Stock.

 (6) Includes 72,208 shares issuable upon exercise of stock options exercisable within 60 days of April 4, 1996.

 (7) Includes 18,052 shares issuable upon exercise of stock options exercisable within 60 days of April 4, 1996.

 (8) Includes 11,939 shares issuable upon exercise of stock options exercisable within 60 days of April 4, 1996.

 (9) Includes 24,243 shares issuable upon exercise of stock options exercisable within 60 days of April 4, 1996.
(10) Includes 6,633 shares issuable upon exercise of stock options exercisable within 60 days of April 4, 1996.

(11) Shares held by Pearl Street. Mr. Mule, a director of the Company, is a general partner of the general partnership that is the general partner of Pearl Street, and, has the right to direct the voting and disposition of the shares. Accordingly, Mr. Mule may be deemed to be a beneficial owner of these shares. Mr. Mule disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(12) See notes (3), (5) and (11) above. Also includes 145,809 shares issuable upon exercise of stock options exercisable within 60 days of April 4, 1996.

VOTING AND SOLICITATION

  Each shareholder is entitled to one vote for each share of Common Stock. This solicitation of consents is made by the Company, and all related costs will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Original solicitation of consents by mail may be supplemented by telephone, telegraph or personal solicitations by directors, officers or employees of the Company. No additional compensation will be paid for any such services.

  Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company's 1997 Annual Meeting, which the Company currently intends to hold in May or June of 1997, must be received by the Company by January 31, 1997.

                           AMENDMENT AND APPROVAL OF
                            1995 STOCK OPTION PLAN

  The Company's 1995 Stock Option Plan (the "1995 Plan") provides for the granting to employees of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and for the granting to employees, directors, and consultants of non-statutory stock options. The 1995 Plan was approved by the shareholders and the Board of Directors in November 1995. Unless terminated sooner, the 1995 Plan will terminate automatically in November 2005.

  In October 1996, the Board of Directors (the "Board") approved a 250,000 share increase in the number of shares reserved for issuance under the 1995 Plan, bringing the total shares currently reserved for issuance under the 1995 Plan to 1,024,669 shares. The Board also approved certain other amendments to the 1995 Plan, as described below, to (i) allow the Company to vary the vesting schedule for option grants, (ii) allow the Company to permit options to fully vest upon disability or retirement of the optionee, (iii) remove certain provisions from the 1995 Plan which no longer apply after the Company's initial public offering and (iv) revise the 1995 Plan for recent changes in Securities and Exchange Commission regulations concerning equity compensation plans. This Proposal seeks shareholder approval of the increase in shares reserved and of the 1995 Plan as a whole. Approval of the 1995 Plan as currently amended serves to perfect the shareholder approval requirement of Sections 162(m) of the Internal Revenue Code of 1986, as amended.

  In general, Section 162(m) limits a public company's tax deduction for compensation paid to its chief executive officer or any of its four other most highly compensated executives to $1 million per covered executive per year. The deduction limitation does not apply to "performance-based" compensation programs that were disclosed to and approved by shareholders.

  The Board believes that the increase in shares will provide an adequate reserve of shares for issuance under the 1995 Plan, which is necessary to enable the Company to compete successfully with other companies to attract and retain valuable employees. The Board also believes that the other amendments are in the best interests of the Company.

  As of October 15, 1996, options to purchase 338,050 shares of Common Stock (net of lapsed and terminated options) had been granted under the 1995 Plan, 686,619 shares remained available for future option grants (assuming the 250,000 share increase is approved) and no options had been exercised.

CONSENTS REQUIRED

  The consent of holders of a majority of the outstanding shares of Common Stock will be required to approve the 1995 Plan and the increase of the number of shares reserved under the 1995 Plan. Pearl Street and ING, holders of a majority of the Company's Common Stock, have advised the Company that they will approve the 1995 Plan Increase and the 1995 Plan.

  THE BOARD OF DIRECTORS RECOMMENDS A CONSENT "FOR" THE 1995 PLAN INCREASE AND THE 1995 PLAN.

  The material provisions of the 1995 Plan are outlined below. This description is qualified in its entirety by reference to the copy of the full 1995 Plan attached hereto as Exhibit A.

ADMINISTRATION

  The 1995 Plan is administered by the Board or a committee appointed by the Board. Such committee may consist of (i) two or more "non-employee" directors in order to grant options to officers and directors in compliance with Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (ii) two or more "outside" directors in order to grant options intended to qualify as "performance-based compensation" under the tax laws. The administrators of the 1995 Plan are referred to herein as the "Administrator."

ELIGIBILITY; LIMITS ON GRANTS

  The 1995 Plan provides that options may be granted to employees, including officers, directors and consultants to the Company, its parent or subsidiaries. Incentive stock options may be granted only to employees, including employee directors and officers. The Administrator approves the participants, the time or times at which options are granted and the number of shares subject to each. The 1995 Plan is administered so as to satisfy certain requirements under the Code and the federal securities laws, including under the Exchange Act.

  The 1995 Plan limits the discretion allowed to the Administrator in granting options. This limitation is intended to preserve the Company's ability to deduct for federal income tax purposes the compensation expense relating to options granted to certain executive officers under the 1995 Plan. Without this provision in the 1995 Plan, the federal tax legislation enacted in August 1993 (Section 162(m) of the Code) might limit the Company's ability to deduct such compensation expense. The limitation provides that under the 1995 Plan no employee may be granted in any one fiscal year options to receive more than 265,322 shares of Common Stock. See discussion below under "Tax Information" for a summary of the more general rules governing the availability to the Company of tax deductions in connection with stock options granted under the 1995 Plan.

TERMS OF OPTIONS

  The terms of options granted under the 1995 Plan are determined by the Administrator but may not be longer than ten years. Each option is evidenced by a written agreement between the Company and the optionee to whom such option is granted and is subject to the following additional terms and conditions:

  EXERCISE OF THE OPTION: The Administrator determines when options may be exercisable. The Administrator may accelerate the vesting of any outstanding option. The purchase price of the shares to be purchased upon exercise of any option may be paid, at the discretion of the Administrator, in cash, check, cashless exercise, or other shares of Common Stock (with some restrictions).

  EXERCISE PRICE: The exercise price under the 1995 Plan is determined by the Administrator, provided that, in the case of an incentive stock option, the exercise price may not be less than 100% of the fair market value of the Common Stock on the date the option is granted, and, provided further, that, in the case of an incentive stock option granted to an employee who, at the time of such grant, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any parent or subsidiary of the Company, the exercise price may be no less than 110% of the fair market value of the Common Stock on the date the option is granted.

  DISABILITY OR RETIREMENT OF OPTIONEE: If optionee's employment with or service as a consultant to or director of the Company ends because of optionee's disability or voluntary retirement (at or after age 65 or at or after age 55 with the Company's consent), optionee may exercise his or her options for one year after the date of termination (but in no event later than the expiration date of the options) to the extent the options were vested as of the date of termination. The Administrator may provide in the stock option agreement for the options to become fully vested and exercisable on the date of such termination.

  DEATH OF OPTIONEE: If an optionee should die while employed by or serving as a consultant to or director of the Company, or within thirty days after termination of optionee's employment, consultancy or directorship, the options may be exercised at any time within one year after the date of death (but in no event later than the date of expiration of the term of the option), for all options including those not otherwise vested or exercisable on the date of termination.

  TERMINATION FOR CAUSE: If an optionee's employment with or service as a consultant to or director of the Company is terminated for cause, all options held by the optionee will terminate on the date of optionee's termination. Cause includes (i) the intentional failure to perform reasonably assigned duties, (ii) dishonesty or willful misconduct in the performance of duties, (iii) engaging in actions in connection with the performance of duties which are adverse to the Company's interests or for personal profit or (iv) the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) in connection with the performance of duties.

  TERMINATION OF EMPLOYMENT: If the optionee's status as an employee, consultant or director terminates for any reason other than death, disability, retirement, or cause, an option may be exercised for thirty days after such termination (but in no event later than the date of expiration of the term of the option) and may be exercised only to the extent such option was exercisable and vested on the date of termination.

  TERMINATION OF OPTIONS: Stock options granted under the 1995 Plan expire as determined by the Administrator, but in no event later than ten (10) years from the date of grant. However, in the case of an incentive stock option granted to an employee who, at the time of such grant, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any parent or subsidiary of the Company, the term of the option may not be greater than five (5) years. Under the form of option agreement currently used by the Company, options generally expire ten (10) years from the date of grant.

  NON-TRANSFERABILITY OF OPTIONS: Unless otherwise specified by the Administrator, options are non-transferable by the optionee other than by will or by the laws of descent or distribution and are exercisable during the optionee's lifetime only by the optionee.

  VESTING: Unless otherwise determined by the Administrator, one-fourth of the shares subject to option will vest and become exercisable each year on the anniversary of the option's grant date.

  OTHER PROVISIONS: The option agreement may contain such other terms, provisions and conditions not inconsistent with the 1995 Plan as may be determined by the Administrator.

CHANGES IN CAPITALIZATION

  In the event a change in the Company's capitalization as a result of a merger, consolidation, reorganization, spin-off, stock dividend, stock split, reclassification or recapitalization, the Administrator will determine the appropriate adjustment to be made in the number of shares reserved for issuance under the 1995 Plan, the maximum number of shares which may be granted annually to each employee under the 1995 Plan and the number of shares subject to outstanding options under the 1995 Plan, as well as in the price per share of Common Stock covered by such options. Such adjustment will be made so as not to cause a modification (as defined in the Code) of any incentive stock options.

  In the event of a sale of the Company, at the election of the Company, each optionee will receive for all options, vested and unvested, the same consideration entitled to each shareholder in connection with the sale of the Company. The consideration received by an optionee will be reduced by the exercise price of each option and an amount equal to optionee's proportionate share of the expenses of the sale incurred by certain controlling shareholders of the Company. The Company may also take certain actions to ensure that the sale of the Company qualifies as a pooling transaction under Generally Accepted Accounting Principles. A sale of the Company includes a sale of all or substantially all of the assets of the Company, a complete liquidation or dissolution of the Company, and a merger, consolidation or reorganization involving the Company if certain conditions are met.

AMENDMENT AND TERMINATION OF THE 1995 PLAN

  The Board of Directors may amend the 1995 Plan at any time, or may terminate the 1995 Plan, without approval of the shareholders; provided, however, that shareholder approval is required for any amendment to the 1995 Plan for which shareholder approval would be required under the Code or other applicable rules, and that no action by the Board of Directors or shareholders may unilaterally impair any option previously granted under the 1995 Plan. In any event, the 1995 Plan will terminate in November 2005. Any options outstanding under the 1995 Plan at the time of its termination will remain outstanding until they expire by their terms.

TAX INFORMATION

  THE FOLLOWING IS A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS UNDER THE 1995 PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE OPTIONEE'S DEATH OR THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH A PARTICIPANT MAY RESIDE.

  INCENTIVE STOCK OPTIONS

  An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of
(i) the fair market value of the shares at the date of the option exercise or
(ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% shareholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

  NON-STATUTORY STOCK OPTIONS

  All other options which do not qualify as incentive stock options are referred to as non-statutory stock options. An optionee will not recognize any taxable income at the time he or she is granted a non-statutory stock option. However, upon the option's exercise, the optionee will recognize taxable income, generally measured as the excess of the then fair market value of the shares purchased over the exercise price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

AMENDED PLAN BENEFITS

  The following table sets forth as to the Named Executive Officers (as defined below), all current executive officers as a group, all current directors who are not executive officers as a group, and all other employees as a group information with respect to stock option grants under the 1995 Plan
(i) the market value of the shares of Common Stock underlying the options granted to such persons or group of persons during the fiscal year ended February 3, 1996, (ii) the number of shares subject to such options granted under the 1995 Plan to each such individual or group and (iii) the exercise price per share with respect to such options:

                                                NUMBER OF SHARES
      NAME OF INDIVIDUAL OR         DOLLAR     SUBJECT TO OPTIONS    EXERCISE
   IDENTIFY GROUP AND POSITION    VALUE($)(1)      GRANTED(#)     PRICE/SHARE($)
   ---------------------------   ------------- ------------------ --------------
   Ralph D. Dillon.............  $2,364,828.38      144,417           $5.77
                                  1,480,938.63       90,439           11.31
   Alan E. Zimtbaum............     591,203.00       36,104            5.77
                                    366,390.63       22,375           11.31
   Patricia A. Belardi.........     391,018.63       23,879            5.77
                                    566,542.25       34,598           11.31
   Dennis R. Daugherty.........     591,203.00       36,104            5.77
                                    366,390.63       22,375           11.31
   Patricia T. Saucy...........     217,230.75       13,266            5.77
                                    289,641.00       17,688           11.31
   All current executive
    officers as a group
    (8 persons)................   4,155,483.75      253,770            5.77
                                    133,227.00        8,136            5.94
                                  3,602,594.13      220,003           11.31
   All current directors who
    are not executive officers
    as a group (3 persons).....     347,559.38       21,225           11.31
   All other employees as a
    group......................   2,411,284.25      147,254            5.77
                                     72,524.88        4,429            5.94
                                  1,612,970.25       98,502           11.31

--------
(1) Based on a market value of $16.375 per share, which was the closing price of the Company's Common Stock on October 25, 1996 on The Nasdaq National Market.

  Each of the current executive officers and directors of the Company is eligible to be granted options under the 1995 Plan. In October 1996, the Board approved the grant of additional options under the 1995 Plan to purchase an aggregate of 130,500 shares of Common Stock to certain of the Company's executive officers. The options will be granted on the date of approval of the 1995 Plan increase by the Company's shareholders and the option exercise prices will be determined based on the market value of the Common Stock on such date.

                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

  The following table sets forth the compensation earned by the Company's Chief Executive Officer and each of the other four most highly compensated executive officers of the Company (collectively, the "Named Executive Officers") for services rendered in all capacities to the Company during fiscal 1995:

                                                                    LONG-TERM
                                                                   COMPENSATION
                                                                   ------------
                                                      ANNUAL        NUMBER OF
                                                  COMPENSATION(1)   SECURITIES
                                                 -----------------  UNDERLYING
           NAME AND PRINCIPAL POSITION            SALARY   BONUS     OPTIONS
           ---------------------------           -------- -------- ------------
   Ralph D. Dillon.............................  $336,404 $235,620   234,851
    Chairman and Chief Executive Officer
   Alan E. Zimtbaum............................   185,858   70,884    58,478
    President, Chief Operating Officer, Chief
     Financial Officer and Secretary
   Patricia A. Belardi.........................   147,425   65,604    58,475
    Vice President, General Merchandise Manager
   Dennis R. Daugherty.........................   126,300   48,168    58,478
    Executive Vice President, Operations
   Patricia T. Saucy...........................   101,462   25,800    30,952
    Vice President and Chief Accounting Officer

--------
(1) Salary and other compensation for fiscal 1995 represents amounts earned during the 11 month period (49 weeks) from February 26, 1995 to February 3, 1996.

OPTION GRANTS IN LAST FISCAL YEAR

  The following table sets forth certain information regarding options granted during fiscal 1995 to the Named Executive Officers:



                                            INDIVIDUAL GRANTS
                            ------------------------------------------------- POTENTIAL REALIZABLE VALUE AT
                            NUMBER OF    PERCENT OF                           ASSUMED RATES OF STOCK PRICE
                            SECURITIES TOTAL OPTIONS                             APPRECIATION FOR OPTION
                            UNDERLYING   GRANTED TO     EXERCISE                         TERM(4)
                             OPTIONS    EMPLOYEES IN     PRICE     EXPIRATION -----------------------------
             NAME           GRANTED(#) FISCAL YEAR(1) ($/SHARE)(2)    DATE        5%($)         10%($)
             ----           ---------- -------------- ------------ ---------- -----------------------------
   Ralph D. Dillon.........  144,417       19.17%        $ 5.77      3/17/05  $     523,727 $     1,327,226
                              90,439       12.00          11.31     11/27/05        643,090       1,629,715
   Alan E. Zimtbaum........   36,104        4.79           5.77      3/17/05        130,930         331,802
                              22,375        2.97          11.31     11/27/05        159,107         403,207
   Patricia A. Belardi.....   23,879        3.17           5.77      3/17/05         86,595         219,449
                              34,598        4.59          11.31     11/27/05        246,016         623,453
   Dennis R. Daugherty.....   36,104        4.79           5.77      3/17/05        130,930         331,802
                              22,375        2.97          11.31     11/27/05        159,107         403,207
   Patricia T. Saucy.......   13,266        1.76           5.77      3/17/05         48,106         121,911
                              17,688        2.35          11.31     11/27/05        125,771         318,728

--------
(1) The Company granted options to employees to purchase 753,358 shares of Common Stock during fiscal 1995.

(2) All options were granted at the fair market value of the Common Stock on the date of grant, as determined by the Board of Directors. The exercise price may be paid in cash, check or shares of the Company's Common Stock through a cashless exercise procedure involving same-day sale of the purchased shares or by any combination of such methods.

(3) Options may terminate before their expiration date if the optionee's status as an employee or consultant is terminated or upon optionee's death.

(4) In accordance with the rules of the Securities and Exchange Commission (the "Commission"), shown are the gains or "option spreads" that would exist for the respective options granted. These gains are based on the assumed rates of annual compound stock price appreciation of 5% and 10% from the date the option was granted over the full option term. These assumed annual compound rates of stock price appreciation are mandated by the rules of the Commission and do not represent the Company's estimate or projection of future Common Stock prices.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

  The following table sets forth certain information regarding options held at February 3, 1996 and exercised during fiscal 1995 by the Named Executive Officers, including the aggregate value of gains on the date of exercise:

                                                   NUMBER OF SECURITIES
                                                  UNDERLYING UNEXERCISED    VALUE OF UNEXERCISED IN
                                                        OPTIONS AT           THE MONEY OPTIONS AT
                           SHARES                     FISCAL YEAR-END         FISCAL YEAR-END(1)
                          ACQUIRED      VALUE    ------------------------- -------------------------
          NAME           ON EXERCISE REALIZED(2) EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
          ----           ----------- ----------- ----------- ------------- ----------- -------------
Ralph D. Dillon.........   47,726     $274,400     72,208       162,643     $816,672    $1,839,492
Alan E. Zimtbaum........   17,688      101,725     18,052        40,426      204,168       457,218
Patricia A. Belardi.....      884        5,200     11,939        47,420      135,030       536,320
Dennis R. Daugherty.....   11,497       36,715     24,244        40,427      274,199       457,229
Patricia T. Saucy.......    2,653       15,600      6,633        24,319       75,019       275,048

--------
(1) Calculated based on fair market value of the Common Stock at February 3, 1996, determined by the Board of Directors to be $11.31 per share, less the exercise price.

(2) Calculated by determining the difference between the fair market value of the securities underlying the option on the date of exercise, as determined by the Board of Directors, and the exercise price of the option.

EMPLOYMENT AGREEMENT

  The Company has an employment agreement with Ralph D. Dillon (the "Employment Agreement"), dated September 6, 1990 which provides for Mr. Dillon's employment by the Company as President and Chief Executive Officer at an annual base salary of not less than $340,000, with such sum to be reviewed for possible increases by the Board of Directors prior to each anniversary of the date of the Employment Agreement. Pursuant to the Employment Agreement, Mr. Dillon is also entitled to an annual performance bonus based upon the Company achieving at least 85% of its targeted earnings before interest and taxes as approved by the Board of Directors for each prospective fiscal year (the "85% EBIT Attainment Level"). Such annual performance bonuses can increase on a sliding scale to the extent the Company's financial performance exceeds the 85% EBIT Attainment Level. The Board of Directors also reserves the right to award a bonus to Mr. Dillon should the Company fail to realize the 85% EBIT Attainment Level. The Employment Agreement further provides for certain payments to Mr. Dillon or his beneficiary upon the occurrence of certain events, including termination upon disability or death, termination for cause and termination by Mr. Dillon for good reason (including a reduction in responsibilities) or upon a change in control. Depending upon the reason for termination, Mr. Dillon could be entitled to receive a lump sum severance payment equal to up to three months' base salary plus a pro-rata portion of the bonus to which he would be entitled for the fiscal year in which such event occurred. Thereafter, the Company could be required to pay Mr. Dillon his then-current base salary for a period of 12 months after termination, reduced by the amount of such other compensation he receives during that period from any new employment. The term of the Employment Agreement is automatically extended from year to year each September 1 unless written notice of termination is provided by the Company or Mr. Dillon to the other at least 90 days prior to September 1 of the then-current term.

SEVERANCE AGREEMENTS

  The Board has authorized, and the Company is in the process of implementing, severance agreements with five officers of the Company including Alan Zimtbaum, Dennis Daugherty, and Patricia Belardi. Messrs. Zimtbaum and Daugherty will receive their monthly base compensation until August 31, 1998 if they are involuntarily terminated by the Company for other than cause. The other executives, including Patricia Belardi, will receive their monthly base compensation for six months if they are involuntarily terminated by the Company for other than cause prior to March 1, 1998. As defined in the agreements, an involuntarily termination is either the termination by the Company of the executive's employment with the Company or a material reduction in either the executive's salary and bonus or the executive's employee benefits.

COMPENSATION OF DIRECTORS

  Mr. Dillon currently does not receive any cash compensation for service on the Board of Directors or any committee thereof, but may be reimbursed for reasonable expenses incurred in connection with attendance at Board and committee meetings. Messrs. Coulombe, Gurr, Morris and Willardson each receive an aggregate of $10,000 each fiscal year for service on the Board of Directors and any committee thereof, and each of Messrs. Coulombe, Gurr and Morris received an option to purchase 7,075 shares of Common Stock at an exercise price of $11.31 per share in November 1995. In addition, Mr. Willardson received an option to purchase 7,075 shares of Common Stock pursuant to the Company's 1996 Director Option Plan at an exercise price of $15.00 per share in April 1996. Under the 1996 Director Option Plan, each future non-employee director will automatically receive an option to purchase 7,075 shares of Common Stock on the date such person becomes a director. Each option granted under the 1996 Director Option Plan is exercisable at 100% of the fair market value of the Company's Common Stock on the date such option was granted. Outside directors are also reimbursed for reasonable expenses incurred in connection with attendance at Board and committee meetings.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The Company had no Compensation Committee during the fiscal year ended February 3, 1996. Ralph Dillon, Chairman and Chief Executive Officer, and Joan Fujii, Vice President of Human Resources, participated from time-to-time in deliberations of the Board of Directors regarding executive compensation. No interlocking relationship existed between any of such persons and any other member of the Company's Board of Directors.

  All shareholders are encouraged to immediately sign, date and return the accompanying Written Consent in the enclosed postage prepaid envelope.

                                          By Order of the Board of Directors,

                                          Alan E. Zimtbaum
                                          President, Chief Operating Officer,
                                          Chief Financial Officer and
                                           Secretary
Dated: November 7, 1996

                                   EXHIBIT A

                                COST PLUS, INC.

                            1995 STOCK OPTION PLAN

  1. Purpose. The purpose of this Plan is to strengthen Cost Plus, Inc., a California corporation (the "Company"), by providing an incentive to selected officers and other key employees and thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to selected officers and other key employees of the Company and its subsidiaries an added long-term incentive for high levels of performance and unusual efforts through the grant of options to purchase Common Stock of the Company.

  2. Definitions. For purposes of the Plan:

    2.1 "Affiliate" means (i) with respect to any Person which is not a natural person, any other Person that directly or indirectly through one or more intermediaries controls, or is controlled by or under common control with, such Person; and (ii) with respect to any Person who is a natural person, any of the following: (x) any spouse, parent, child, brother or sister of such Person or any issue of the foregoing (as used in this definition, issue shall include persons legally adopted into the line of descent), (y) a trust solely for the benefit of such Person or any spouse, parent, child, brother or sister of such Person or for the benefit of any issue of the foregoing or (z) any corporation or partnership which is controlled by such Person, or by any spouse, parent, child, brother or sister of such Person or by any issue of the foregoing.

    2.2 "Agreement" means the written agreement between the Company and an Optionee evidencing the grant of an Option and setting forth the terms and conditions thereof.

    2.3 "Board" means the Board of Directors of the Company.

    2.4 "Cause," unless otherwise defined in the Agreement evidencing a particular Option, means an Eligible Individual's (i) intentional failure to perform reasonably assigned duties, (ii) dishonesty or willful misconduct in the performance of duties, (iii) engaging in a transaction in connection with the performance of duties to the Company or any of its Subsidiaries thereof which transaction is adverse to the interests of the Company or any of its Subsidiaries and which is engaged in for personal profit or (iv) willful violation of any law, rule or regulation in connection with the performance of duties (other than traffic violations or similar offenses).

    2.5 "Change in Capitalization" means any change in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, stock dividend, stock split or reverse stock split.

    2.6 "Code" means the Internal Revenue Code of 1986, as amended.

    2.7 "Committee" means a committee, as described in Section 3.1, appointed by the Board to administer the Plan and to perform the functions set forth herein.

    2.8 "Company" means Cost Plus, Inc., a California corporation.

    2.9 "Controlling Shareholders" means Internationale Nederlanden (U.S.) Capital Corporation and Pearl Street L.P., collectively.

    2.10 "Disability" means a physical or mental infirmity which impairs the Optionee's ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.

    2.11 "Eligible Individual" means any director, officer or employee of the Company or a Subsidiary, or any consultant or advisor.

    2.12 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    2.13 "Fair Market Value" means on any date, (i) with respect to any stock or other security (including, without limitation, the Shares) (a) if such security is listed or admitted to trading on a national securities exchange or the Nasdaq National Market of the National Association of Securities Dealers Automated Quotation System, the average of the high and low sales prices of such security on such date, (b) if such securities are not so listed or admitted to trading, the arithmetic mean of the closing bid price and the closing asked price on such date as quoted on such other market in which such prices are regularly quoted, or (c) if there have been no published bid or asked quotations with respect to such security on such date, the Fair Market Value shall be the value established by the Committee in good faith and, in the case of securities relating to an Incentive Stock Option, in accordance with Section 422 of the Code, and (ii) with respect to all other property and consideration, the value conclusively determined in good faith by the Committee in its sole discretion. Any determination made by the Committee hereunder shall be final, binding and non-appealable.

    2.14 "First Vesting Date" means, (i) as to Options granted prior to June 30, 1996, the earlier to occur of June 30, 1997 and the first anniversary of the Company's Initial Public Offering, and (ii) as to each Option granted on or after June 30, 1996, the first anniversary of the Grant Date for such Option.

    2.15 "Grant Date" means with respect to each Option, the Grant Date as defined in the applicable Agreement.

    2.16 "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

    2.17 "Independent Third Party" means any Person who, immediately prior to the contemplated transaction, does not own in excess of 5% of the Shares on a fully diluted basis (a "5% Owner"), and any Person who is not an Affiliate of a 5% Owner.

    2.18 "Initial Public Offering" means the consummation of the first public offering of Shares pursuant to one or more effective registration statements under the Securities Act (other than registrations on Form S-8 or Form S-4 or any other registration statement used for a business combination or any successor form to any such Forms) ("Registration Statements").

    2.19 "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

    2.20 "Option" means an option to purchase Shares granted pursuant to the Plan.

    2.21 "Optionee" means a person to whom an Option has been granted under the Plan.

    2.22 "Outside Director" means a director of the Company who is an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

    2.23 "Own" or any derivation thereof means beneficial ownership as defined in Rule 13d-3 promulgated under the Exchange Act.

    2.24 "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

    2.25 "Per Share Option Price" means, with respect to each Option, the per share exercise price with respect to such Option.

    2.26 "Person" means any natural person, corporation, partnership, firm, association, trust, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

    2.27 "Plan" means this Cost Plus, Inc. 1995 Stock Option Plan.

    2.28 "Pooling Period" means, with respect to a Pooling Transaction, the period ending on the first date on which the combined entity resulting from such Pooling Transaction publishes combined operating results for at least thirty (30) days.

    2.29 "Pooling Transaction" means an acquisition of the Company in a transaction which is treated as a "pooling of interests" under generally accepted accounting principles.

    2.30 "Sale of the Company" means any of the following transactions which are approved by the Board and the shareholders of the Company in accordance with the Articles of Incorporation of the Company then in effect: (i) the sale of all or substantially all of the assets of the Company determined on a consolidated basis, (ii) the complete liquidation or dissolution of the Company, or (iii) a merger, consolidation or reorganization involving the Company (a "Business Combination"), unless the shareholders of the Company, immediately before the Business Combination, Own, directly or indirectly, at least a majority of the combined voting power of the outstanding voting securities of the corporation resulting from the Business Combination in substantially the same proportions as their Ownership of the outstanding voting securities immediately before such transaction.

    2.31 "Securities Act" means the Securities Act of 1933, as amended.

    2.32 "Shares" means the common stock, par value $.01 per share, of the Company.

    2.33 "Subsidiary" means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

    2.34 "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

    2.35 "Ten-Percent Shareholder" means an Eligible Individual, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

  3. Administration.

    3.1 The Plan shall be administered as follows:

      (a) The Plan shall be administered by the Committee which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. Except as otherwise provided in the Company's Articles of Incorporation or By-Laws, a quorum shall consist of not less than two members of the Committee and a majority of a quorum may authorize any action. Except as otherwise provided in the Company's Articles of Incorporation or Bylaws, any decision or determination reduced to writing and signed by the requisite number of the members of the Committee shall be as fully effective as if made by the vote of the requisite number of members at a meeting duly called and held.

      (b) Procedure.

        (i) Multiple Administrative Bodies. The Committee shall be composed of the Board or a committee of the Board. The Plan may be administered by different Committees with respect to different Optionees.

        (ii) Section 162(m). To the extent that the Board determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more Outside Directors.

        (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

        (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

      (c) No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiation for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any action in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

    3.2 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time:

      (a) to determine those Eligible Individuals to whom Options shall be granted under the Plan and, subject to Section 5.2, the number of Shares subject to each Option to be granted, to prescribe the terms and conditions (which need not be identical) of each such Option, including the Fair Market Value on any date, the Per Share Option Price for the Shares subject to each Option in accordance with Section 5.3, and to make any amendment or modification to any Agreement, including the acceleration of vesting, consistent with the terms of the Plan;

      (b) to construe and interpret the Plan and the Options granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable so that the Plan complies with applicable law, including Rule 16b-3 under the Exchange Act and the Code to the extent applicable, and otherwise to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees, and all other persons having any interest therein;

      (c) to determine the duration and purposes for leaves of absence which may be granted to an Optionee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

      (d) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

      (e) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

  4. Stock Subject to the Plan.

    (a) The maximum number of Shares that may be made the subject of Options granted under the Plan shall be 1,024,669 Shares (post split), less the aggregate number of Shares from time to time (i) subject to options outstanding under the Cost Plus, Inc. 1994 Stock Option Plan (the "1994 Option Plan") or (ii) issued upon exercise of options granted under the 1994 Option Plan. Options to be granted under the Plan shall be granted under the Form of Cost Plus, Inc. 1995 Stock Option Plan Incentive Stock Option Agreement attached as Exhibit A-1 or Nonqualified Stock Option Agreement attached as Exhibit A-2, which forms of agreement may be modified or amended by the Committee from time to time so long as any such modified or amended agreement is not inconsistent with any provision of the Plan.

      (b) Upon a Change in Capitalization, the number of Shares set forth in this Section 4 and in Section 5 shall be adjusted in number and kind pursuant to Section 6.

      (c) Upon the granting of an Option, the number of Shares available for the granting of further Options shall be reduced by the number of Shares in respect of which the Option is granted. Whenever any outstanding Option or portion thereof expires, is canceled or is otherwise terminated for any reason without having been exercised or payment having been made in respect thereof, the Shares allocable to the expired, canceled or otherwise terminated portion of the Option shall again be available for the granting of Options by the Committee under the terms of the Plan.

      (d) The Board shall reserve for the purpose of the Plan, out of its authorized but unissued Shares, 1,024,669 Shares (post split), less the aggregate number of Shares from time to time (i) subject to options outstanding under the 1994 Option Plan or (ii) issued upon exercise of options granted under the 1994 Option Plan.

  5. Option Grants for Eligible Individuals.

    5.1 Authority of Committee. Except as otherwise expressly provided in this Plan, the Committee shall have full and final authority to select those Eligible Individuals who will receive Options, the terms and conditions of which shall be set forth in an Agreement; provided, however, that no person shall receive any Incentive Stock Options unless he or she is an employee of the Company, a Parent or a Subsidiary at the time the Incentive Stock Option is granted.

    5.2 Eligibility.

      (a) No Eligible Individual may be granted, in any fiscal year of the Company, Options to purchase more than 265,322 Shares; provided that the limitation set forth in this Section 5.2(a) shall only apply to Options granted after the Company's Initial Public Offering. If an Option is canceled (other than in connection with a Sale of the Company), the cancelled Option will be counted against the limit set forth in this Section 5.2(a). For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

      (b) Each Option shall be designated in the Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value:

        (i) of Shares subject to an Optionee's Incentive Stock Options granted by the Company, any Parent or Subsidiary, which

        (ii) become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonqualified Stock Options. For purposes of this Section 5.2(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

    5.3 Option Exercise Price. The Per Share Option Price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Committee, but shall be subject to the following:

      (a) In the case of an Incentive Stock Option granted to an Eligible Individual who, at the time of the grant of such Incentive Stock Option, is a Ten-Percent Shareholder, the Per Share Option Price shall be no less than 110% of the Fair Market Value per Share on the Grant Date.

      (b) In the case of an Incentive Stock Option granted to any Eligible Individual other than a Ten-Percent Shareholder, the Per Share Option Price shall be no less than 100% of the Fair Market Value per Share on the Grant Date.

    5.4 Duration of Options.

      (a) Maximum Duration. Each Option granted hereunder shall be for a term of not more than ten (10) years from the date it is granted (five
    (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Shareholder). The Committee may, subsequent to the granting of any Option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

      (b) Termination of Employment.

        (i) Death, Disability or Retirement. In the event the Optionee's employment with or service as a consultant to or director of the Company is terminated as a result of Disability or death or the voluntary retirement of the Optionee at or after age 65 (or age 55 with Company consent) ("Retirement") or the Optionee dies within the thirty (30) day period described in Section 5.4(b)(iii) below, the Optionee or, in the case of the Optionee's death, Optionee's legal representatives, may at any time within one (1) year after his or her termination, exercise any Options then held by the Optionee to the extent, but only to the extent, that such Options or portions thereof are exercisable on the date of such termination, after which time such Options shall terminate in full; provided, however, that if the employment of an Optionee is terminated as a result of Disability that does not qualify as a "permanent and total disability" as defined in Code Section 22(e)(3) and the regulations thereunder, Incentive Stock Options held by the Optionee shall be treated as Nonqualified Stock Options as of the date that is three
      (3) months and one (1) day following such termination of employment. Any portion of an Incentive Stock Option granted to an Optionee which is not exercised within the three (3) month period following the Optionee's Retirement shall thereafter cease to be an Incentive Stock Option and shall be treated as a Nonqualified Stock Option. In the event of an Optionee's termination of employment due to death as described in this Section, all Options held by the Optionee shall be exercisable, even as to Shares previously unvested, by the legatee or legatees under the Optionee's will, or by the Optionee's personal representatives or distributees and such person or persons shall be substituted for the Optionee each time the Optionee is referred to herein. Notwithstanding anything else in this Section, the Committee may, in its discretion, provide in the Agreement that any Options held by Optionee on the date Optionee's employment with or service as a consultant or director of the Company terminates as a result of Disability or Retirement shall become fully vested and exercisable as of such termination date.

        (ii) Cause. In the event Optionee's employment with or service as a consultant to or director of the Company is terminated for Cause, all Options held by the Optionee shall terminate on the date of the Optionee's termination whether or not exercisable.

        (iii) Other Termination. If Optionee's employment with or service as a consultant to or director of the Company is terminated for any reason other than Disability, death, Retirement or Cause (including the Optionee's ceasing to be employed by or a consultant to or director of a Subsidiary or division of the Company or any Subsidiary as a result of the sale of such Subsidiary or division or an interest in such Subsidiary or division), the Optionee may at any time within thirty (30) days after such termination, exercise any Options held by the Optionee to the extent, but only to the extent, that such Options or portions thereof are exercisable on the date of the termination, after which time such Options shall terminate in full.

    5.5 Vesting. Unless otherwise provided for by the Committee in an Agreement and subject to Section 5.10, each Option shall become vested and exercisable as to 25% of the aggregate number of Shares covered by the Option on the First Vesting Date, and as to an additional 25% of the aggregate number of Shares covered by the Option on each of the first, second and third anniversaries of the First Vesting Date. Any fractional number of Shares resulting from the application of the vesting percentage shall be rounded to the next higher whole number of Shares. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date an

  Option expires or terminates. Notwithstanding the foregoing (or any other provision to the contrary contained in the Plan or any Agreement) all outstanding Options shall immediately become fully (100%) vested and exercisable upon a Sale of the Company. In addition, the Committee may accelerate the exercisability of any Option or portion thereof at any time.

    5.6 Modification. No modification of an Option shall adversely alter or impair any rights or obligations under the Option without the Optionee's consent.

    5.7 Nontransferability. Unless otherwise provided by the Committee in an Agreement, no Option granted hereunder shall be transferable by the Optionee to whom granted otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code. An Option may be exercised during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. The terms of such Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

    5.8 Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise by any one or a combination of the following: (i) cash, (ii) check, (iii) transferring Shares to the Company upon such terms and conditions as determined by the Committee or
  (iv) pursuant to a cashless exercise providing for the exercise of the Option and sale of the underlying Shares by a designated broker and delivery of the Shares by the Company to such broker. Cashless exercises shall be subject to such procedures as may be established from time to time by the Committee in its sole discretion. The Committee shall have discretion to determine at the time of grant of each Option or at any later date (up to and including the date of exercise) the form of payment acceptable in respect of the exercise of such Option. With respect to the transfer of Shares to the Company as payment, in part or in whole, of the exercise price (i) any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option; and (ii) any Shares acquired upon the exercise of an option must have been owned by the Optionee for more than six months prior to such transfer. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest whole number of Shares.

    5.9 Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the Shares to the Optionee, and
  (iii) the Optionee's name shall have been entered as a shareholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Agreement.

    5.10 Sale of Company.

      (a) In the event of a Sale of the Company, effective as of the date of consummation of the transaction constituting the Sale of the Company, at the election of the Company and, without any action by any
    Optionee:

        (A) (i) each outstanding Option shall become fully (100%) vested and exercisable, (ii) each Option shall be deemed to have been exercised to the extent it had not been exercised prior to that date, (iii) the Shares issuable in connection with the deemed exercise of each Option shall be issued to and in the name of the acquiror of the Company, if any, and (iv) in respect of each Share issued in connection with the deemed exercise of an Option, the Optionee shall receive a per Share payment equal to the number (or amount) and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in connection with the Sale of the Company, reduced by the Per Share Option Price, or

        (B) each outstanding Option shall become fully (100%) vested and shall simultaneously be terminated in exchange for a per share payment for each Share then subject to such Option equal to the number (or amount) and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in connection with the Sale of the Company, reduced by the Per Share Option Price, or

        (C) in the event of a Sale of the Company that is consummated pursuant to a merger, consolidation or reorganization (a "Transaction"), each outstanding Option shall become fully (100%) vested and exercisable, and the Plan and the outstanding Options shall continue in effect in accordance with their respective terms and each Optionee shall be entitled to receive in respect of each Share subject to any outstanding Option, upon exercise of such Option, the same number (or amount) and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in connection with the Transaction in respect of a Share.

      (b) In the event of a Sale of the Company, the Optionee shall sell his or her Shares and, if shareholder approval of the transaction is required and if the Company receives an opinion of an independent, nationally recognized investment banking firm retained by the Board to the effect that the consideration to be received in such Sale of the Company, as the case may be, is fair to the shareholders of the Company, shall vote his or her Shares in favor thereof, and waive any dissenters' rights, preemptive rights, appraisal rights or similar rights, as the case may be. (The fees and expenses incurred in obtaining such opinion shall be borne by the Company.)

      (c) Any sale of Shares by any Optionee in any Sale of the Company shall be for the same consideration per share, on the same terms and subject to the same conditions as the sale by the shareholders of the Company.

      (d) In any case, in the event of a Sale of the Company, the payment made to each Optionee shall be further reduced by an amount equal to the Optionee's proportionate share of the expenses of sale incurred by the Controlling Shareholders in connection with the Sale of the Company. In any Sale of the Company, at the request of the Controlling Shareholders or the Company, each Optionee shall execute and deliver a counterpart of an agreement pursuant to which such Optionee agrees to sell its Shares in the Sale of the Company, provided that such Optionee shall not be required to make, in connection with such Sale of the Company, any representations and warranties with respect to the Company or its business or with respect to any other Optionee or selling shareholder. In addition, each Optionee shall be responsible for such Optionee's proportionate share of the expenses of sale incurred by the selling shareholders in connection with the Sale of the Company and the obligations and liabilities (including obligations and liabilities for indemnification (including indemnification obligations and liabilities for (x) breaches of representations and warranties made by the Company or any other Optionee or selling shareholder with respect to the Company or its business, (y) breaches of covenants and (z) other matters), amounts paid into escrow and post-closing purchase price adjustments) incurred by the selling shareholders in connection with the Sale of the Company; provided that (i) without the written consent of such Optionee, the amount of such obligations and liabilities shall not exceed the gross proceeds received by such Optionee in such Sale of the Company (provided that to the extent the proceeds received by the Optionee in such Sale of the Company are reduced by the Per Share Option Price, the "gross proceeds received by such Optionee" shall be deemed to mean the sum of such proceeds plus the Per Share Option Price for purposes of this Plan) and (ii) such Optionee shall not be responsible for the fraud of any other Optionee or selling shareholder or any indemnification obligations and liabilities for breaches of representations and warranties made by any other Optionee or selling shareholder with respect to such other Optionee's or selling shareholder's ownership of and title to shares of capital stock of the Company, organization and authority. In connection with a Sale of the Company, and subject to Section 5.10(b) and Section 5.10(c) hereof, each Optionee shall do and perform or cause to be done and performed all further acts and things and shall execute and deliver all other agreements, certificates, instruments and documents as the Company or the Controlling Shareholders reasonably may request in connection with such Sale of the Company.

      (e) For all purposes of the Plan, the value of stock, securities, property or other consideration shall be the Fair Market Value of such stock, securities, property or other consideration as determined in accordance with Section 2.13.

      (f) In the case of a Transaction which also constitutes a Pooling Transaction, notwithstanding anything to the contrary contained in the Plan or any Agreement, (i) to the extent not earlier exercised or terminated under this Section 5.10, all Options outstanding on the date of the Transaction shall remain exercisable until the date which is thirty (30) days after the last day of the Pooling Period, whether or not the Optionee is then an employee of the Company, but in no event beyond the stated term of the Option, and (ii) if the Board determines after consultation with an independent accounting firm retained by the Company (the "Independent Accountant") that it is reasonably necessary in order to assure that the Pooling Transaction will qualify as such, the Committee may provide, in its sole discretion and pursuant to the specific recommendations of the Independent Accountant, that (A) all Options, or, in the alternative, such Options held by Optionees specifically identified by the Committee, shall not become immediately and fully exercisable on the date of the Transaction but rather shall become immediately and fully exercisable on the date following the last day of the Pooling Period, (B) the Optionees holding such Options shall be required to surrender such Options (or any portion of such Options) for cancellation in return for the consideration provided under this
    Section 5.10 only during the thirty (30) day period commencing on the date following the last day of the Pooling Period, but in no event after the stated term of the Option, and/or (C) the consideration specified above in this Section 5.10 shall be paid in the form of cash, Shares or securities of a successor of the Company or a combination of the foregoing, as designated by the Committee.

  6. Adjustment Upon Changes in Capitalization.

    (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to (i) the maximum number and class of Shares or other stock or securities with respect to which Options may be granted under the Plan, (ii) the maximum number of Shares with respect to which Options may be granted to any Eligible Individual during the term of the Plan, and (iii) the number and class of Shares or other stock or securities which are subject to outstanding Options granted under the Plan, and the purchase price therefor, if applicable.

    (b) Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

    (c) If, by reason of a Change in Capitalization, an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Option prior to such Change in Capitalization.

  7. Termination and Amendment of the Plan. The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Option may be granted thereafter. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that, except with the consent of the Optionee, no such amendment, modification, suspension or termination shall impair or adversely alter any Options theretofore granted under the Plan, nor shall any amendment, modification, suspension or termination deprive any Optionee of any Shares which he or she may have acquired through or as a result of the Plan. To the extent necessary and desirable to comply with the Code or any other applicable laws, the Company shall obtain shareholder approval of any amendment to the Plan.

  8. Non-Exclusivity of the Plan. The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

  9. Limitation of Liability. As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

    (i) give any person any right to be granted an Option other than at the sole discretion of the Committee;

    (ii) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

    (iii) limit in any way the right of the Company to terminate the employment of any person at any time; or

    (iv) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

  10. Regulations and Other Approvals: Governing Law.

    10.1 Except as to matters of federal law, this Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of California without giving effect to conflicts of law principles.

    10.2 The obligation of the Company to sell or deliver Shares with respect to Options granted under the Plan shall be subject to all applicable laws, rules, and regulations, including all applicable federal and state securities laws and all applicable stock exchange rules, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

    10.3 It is intended that from and after the date that any class of equity securities of the Company are registered under Section 12 of the Exchange Act, the Plan shall be administered in compliance with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

    10.4 The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

    10.5 Each Option is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Shares, no such Options shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions other than as acceptable to the Committee.

    10.6 Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Option granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder and to the effect set forth in Section 14 of the Agreement. The certificates evidencing any of such Shares shall bear an appropriate legend to reflect their status as restricted securities as aforesaid.

  11. Miscellaneous.

    11.1 Multiple Agreements. The terms of each Option may differ from other Options granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option to a given Eligible Individual during the term of the Plan, either in addition to, or in substitution for, one or more Options previously granted to that Eligible Individual.

    11.2 Withholding of Taxes.

      (a) At such times as an Optionee recognizes taxable income in connection with the receipt of Shares, cash or other consideration hereunder (a "Taxable Event"), the Optionee shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance or the payment of such Shares, cash or other consideration. The Company shall have the right to deduct from any payment of cash to an Optionee an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Optionee may make a written election (the "Tax Election"), which may be accepted or rejected in the sole discretion of the Committee, to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value, on the date preceding the date of such issuance, equal to the Withholding Taxes. Notwithstanding the foregoing, the Committee may, by the adoption of rules or otherwise,
    (i) modify the provisions of this Section 11.2 or impose such other restrictions or limitations on Tax Elections as may be necessary to ensure that the Tax Elections will be exempt transactions under Section 16(b) of the Exchange Act, and (ii) permit Tax Elections to be made at such other times and subject to such other conditions as the Committee determines will constitute exempt transactions under Section 16(b) of the Exchange Act.

      (b) If an Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

  12. Effective Date. The Plan shall become effective upon its adoption by the Board of Directors of the Company; provided that continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is so adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any stock exchange upon which the Shares are listed.

  13. Termination of Existing Option Plan. At such time as this Plan shall become effective and shall have been approved by the shareholders as required by Section 12, the 1994 Stock Option Plan shall terminate and the Shares allotted for stock option grants under the 1994 Option Plan, other than Shares that are the subject of outstanding options granted under the 1994 Option Plan, and any Shares which become available due to the forfeiture, expiration or other termination of any option, or portion thereof, outstanding under the 1994 Option Plan, shall not be available for the granting of any further options or other awards under the 1994 Option Plan or any other option or stock incentive plan or arrangement of the Company. Each option outstanding under the 1994 Option Plan shall remain outstanding and shall continue to be subject to the terms of the applicable agreement evidencing the grant of such option and the terms of the 1994 Option Plan.

                                                                           PROXY

                                  DETACH HERE

                                COST PLUS, INC.
                        WRITTEN CONSENT OF SHAREHOLDERS

     THIS WRITTEN CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned shareholders of COST PLUS, INC., a California Corporation (the "Company"), in accordance with Section 603 of the California Corporations Code and the Bylaws of the Company, take the following action by WRITTEN CONSENT, as set forth on the reverse side.

                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                                                     SEE REVERSE
                                                                         SIDE

                                  DETACH HERE

[X] Please mark
    votes as in
    this example.

                           ACTION BY WRITTEN CONSENT
                            OF THE SHAREHOLDERS OF
                                COST PLUS, INC.

The undersigned holder of shares of Common Stock of Cost Plus, Inc. (the "Company") hereby adopts the following resolution:

                                                           FOR  AGAINST  ABSTAIN
RESOLVED: That the shareholders approve the 1995 Stock
Option Plan and the increase of 250,000 shares in the      [_]    [_]      [_]
number of shares of Common Stock reserved for issuance under the 1995 Stock Option Plan.

This Written Consent may be executed in counterparts, all of which together will constitute one and the same instrument. This Written Consent shall apply to all shares of the Common Stock of the Company held by the undersigned.

                                        MARK HERE
                                      FOR ADDRESS [_]
                                       CHANGE AND
                                     NOTE AT LEFT

                                Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

Signature _________________ Date _____   Signature__________________ Date _____